UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 23, 2017

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (310) 468-1310

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Toyota Motor Credit Corporation has prepared materials for investors and other business information. The materials are furnished (not filed) as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits.

99.1	Investor presentation of Toyota Motor Credit Corporation (furnished pursuant to Regulation FD)

99.2	Toyota Business Highlights (furnished pursuant to Regulation FD)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: February 23, 2017	By:	/s/ Katherine Adkins
Katherine Adkins
Group Vice President, General Counsel
and Secretary

Exhibit Index

99.1	Investor presentation of Toyota Motor Credit Corporation (furnished pursuant to Regulation FD)

99.2	Toyota Business Highlights (furnished pursuant to Regulation FD)